UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2012

CREDEX CORPORATION.
(Exact name of registrant as specified in its charter)

Florida	000-54142	16-1731286
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Rainbow Blvd, # 2096 Las Vegas, Nevada 89107

(Address of principal executive offices)(Zip Code)

(913) 660-0632

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

On January 26, 2012   the issurer appointed Silberstein Ungar, PLLC, with address of 30600 Telegraph Road, Suite 2175, Bingham Farms, MI 48025, telephone number of (248)341-1264 and fax number of (248)281-0940, as its new certifying accountant.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers

On December 12, 2011 Denise Leonardo, the President and Chief Executive Officer of the Issuer and Steven Salmond submitted their resignations from the board of directors of the issuer. They were busy with other engagements as the reason for the resignations.

On January 23, 2012 Arunkumar Rajapandy was appointed to act as president, chief executive officer, chief financial officer, secretary, treasurer and director.

During the last ten years, except as indicated below, no director, executive officer, promoter or control person of the Company has:

(1)           Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2)           Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses;

(3)           Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

(4)           Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; or

(5)           Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Item 8.01  Other Events

The issuer has appointed the Law Offices of Joseph L. Pittera, located at 2214 Torrance Boulevard, Suite 101, Torrance, California 90501, telephone number (310) 328-3588, fax number (310) 328-3063 and e-mail address of jpitteralaw@gmail.com as its new securities counsel.

(c) Exhibits

Exhibit No.	Description
99.1	Resignation Letter of Denise Leonardo.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDEX CORPORATION

Dated: April 12, 2012	By:	/s/Arunkumar Rajapandy
Arunkumar Rajapandy
Title: President